UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 1, 2023

Definitive Healthcare Corp.

(Exact name of Registrant as Specified in Its Charter)

Commission File Number 1-40815

Delaware		86-3988281
(State of Incorporation)		(IRS Employer Identification No.)
492 Old Connecticut Path, Suite 401
Framingham, Massachusetts 01701
(Address of Principal Executive Offices)

508 720-4224
Registrant’s telephone number, including area code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, $0.001 par value	DH	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 1, 2023, Definitive Healthcare Corp. (NASDAQ:DH) (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). At the close of business on April 3, 2023, the record date for determination of stockholders entitled to vote at the Annual Meeting, there were 110,162,665 shares of Class A common stock and 44,218,741 shares of Class B common stock of the Company issued and outstanding. At the Annual Meeting, the stockholders of the Company (i) elected four Class II directors to serve a three-year term expiring at the annual meeting in 2026, or until their successors have been duly elected and qualified; (ii) approved, on a non-binding, advisory basis, a frequency of future non-binding advisory votes on the compensation of our named executive officers of one year; and (iii) ratified the selection of Deloitte & Touche LLP as the Company’s independent auditor for fiscal year 2023.

The final results are as follows:

Proposal #1:	For	Withhold	Broker Non-Votes
Election of Chris Egan	141,973,375	2,930,251	2,063,617
Election of Samuel A. Hamood	142,001,523	2,902,103	2,063,617
Election of Jill Larsen	130,600,677	14,302,949	2,063,617
Election of Sastry Chilukuri	143,372,138	1,531,488	2,063,617

Proposal #2:	1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
Frequency of Future Advisory Vote on Named Executive Officer Compensation	144,374,698	305,719	218,960	4,249	2,063,617

Proposal #3:	For	Against	Abstain
Ratification of Deloitte & Touche LLP as independent auditor for fiscal year 2023	144,466,280	2,468,804	32,159

Based on the results of the advisory vote on the frequency of advisory votes on the compensation of the Company’s named executive officers, the Company’s Board of Directors has determined that the Company will hold future advisory votes on the compensation of its named executive officers every year until the next required vote on the frequency of advisory votes on the compensation of its named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DEFINITIVE HEALTHCARE CORP.

By:	/s/ Richard Booth
Name:	Richard Booth
Title:	Chief Financial Officer

Date: June 5, 2023